Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Spartan®

U.S. Equity Index

Fund

(fund number 650)

Prospectus

April 29, 2005

(fidelity_logo_graphic)

82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights
	<Click Here>	Additional Performance Information
	<Click Here>	Additional Information About the Index

Prospectus

Fund Summary

Investment Summary

Investment Objective

Spartan U.S. Equity Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Principal Investment Strategies

  Normally investing at least 80% of assets in common stocks included in the Standard & Poor's 500SM  Index (S&P 500®), which broadly represents the performance of common stocks publicly traded in the United States.
  Lending securities to earn income for the fund.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Stock Market Volatility. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market can react differently to these developments.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Returns (before and after taxes) are based on past results and are not an indication of future performance.

Prospectus

Fund Summary - continued

Year-by-Year Returns

Spartan U.S. Equity Index
Calendar Years	1995	1996	1997	1998	1999	2000	2001	2002	2003	2004
	37.18%	22.73%	33.04%	28.48%	20.66%	-9.18%	-12.05%	-22.21%	28.50%	10.73%

During the periods shown in the chart for Spartan U.S. Equity Index:	Returns	Quarter ended
Highest Quarter Return	21.38%	December 31, 1998
Lowest Quarter Return	-17.29%	September 30, 2002
Year-to-Date Return	-2.17%	March 31, 2005

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan U.S. Equity Index
Return Before Taxes	10.73%	-2.43%	11.87%
Return After Taxes on Distributions	10.43%	-2.82%	11.17%
Return After Taxes on Distributions and Sale of Fund Shares	7.34%	-2.24%	10.21%
S&P 500® (reflects no deduction for fees, expenses, or taxes)	10.88%	-2.30%	12.07%
LipperSM S&P 500 Index Objective Funds Average (reflects no deduction for sales charges or taxes)	10.21%	-2.82%	11.59%

If Fidelity Management & Research Company (FMR) were to reimburse certain expenses, returns would be higher during these periods.

S&P 500 is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.

Prospectus

The Lipper Funds Average reflects the performance of mutual funds with similar objectives.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of the fund. The annual fund operating expenses provided below for the fund are based on historical expenses, adjusted to reflect current fees.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None

Annual operating expenses (paid from fund assets)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.10%

This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$ 10
3 years	$ 32
5 years	$ 56
10 years	$ 128

Prospectus

Fund Basics

Investment Details

Investment Objective

Spartan U.S. Equity Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Principal Investment Strategies

Geode normally invests at least 80% of the fund's assets in common stocks included in the S&P 500. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The S&P 500 broadly represents the performance of common stocks publicly traded in the United States. In the future, FMR may, subject to shareholders' approval and 30 days' notice, select another index if that index is deemed more representative of the performance of U.S. common stocks.

The fund may not always hold all of the same securities as the S&P 500. Geode may use statistical sampling techniques to attempt to replicate the returns of the S&P 500. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, P/E ratio, P/B ratio, and earnings growth.

The fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

Geode may lend the fund's securities to broker-dealers or other institutions to earn income for the fund.

In addition to the principal investment strategies discussed above, Geode may use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If Geode's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.

Principal Investment Risks

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money.

Prospectus

Fund Basics - continued

The following factors can significantly affect the fund's performance:

Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, Geode may temporarily use a different investment strategy for defensive purposes. If Geode does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The policy discussed below is fundamental, that is, subject to change only by shareholder approval.

Spartan U.S. Equity Index Fund seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) performance of common stocks publicly traded in the United States.

Shareholder Notice

The following policy is subject to change only upon 60 days' prior notice to shareholders:

Spartan U.S. Equity Index Fund normally invests at least 80% of its assets in common stocks included in the S&P 500.

Valuing Shares

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

Prospectus

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of market quotations or official closing prices. Certain short-term securities are valued on the basis of amortized cost. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security will be valued by another method that the Board of Trustees believes accurately reflects fair value in accordance with the Board's fair value pricing policies. For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. To the extent the fund invests in other open-end funds, the fund will calculate its NAV using the NAV of the underlying funds in which it invests as described in the underlying funds' prospectuses. The fund may invest in other Fidelity funds that use the same fair value pricing policies as the fund or in Fidelity money market funds. A security's valuation may differ depending on the method used for determining value. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund's NAV by short-term traders. While the fund has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

For account, product, and service information, please use the following phone numbers:

  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST), 1-800-544-5555.
  For Individual Accounts (investing through a retirement plan sponsor or other institution)

Refer to your plan materials or contact that institution directly.

  For Retirement Plan Level Accounts

Corporate Clients: 1-800-962-1375 (initial and additional investments)
(8:30 a.m. - 5:00 p.m. Eastern time, Monday through Friday).

"Not for Profit" Clients,
1-800-343-0860 (8:00 a.m. - 12:00 midnight Eastern time, Monday through Friday).

  For Financial and Other Institutions

1-877-208-0098 (initial and additional investments)
(8:30 a.m. - 7:00 p.m. Eastern time, Monday through Friday).

  For Rollover IRAs, 1-800-544-6666.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

Selling Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
100 Crosby Parkway
Covington, KY 41015

You may buy or sell shares of the fund through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups
Tax-Advantaged Retirement Plans Fidelity can set up your new account in the fund under one of several plans that provide tax-advantaged ways to save for retirement.
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)

Frequent purchases and sales of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares of long-term shareholders in cases in which fluctuations in markets are not fully priced into the fund's NAV. Accordingly, the Board of Trustees has adopted policies and procedures designed to discourage excessive or short-term trading of fund shares. However, there is the risk that the fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The fund may alter its policies at any time without prior notice to shareholders.

There is no minimum holding period and shareholders can sell their shares at any time. Shareholders will ordinarily comply with the fund's policies regarding excessive trading by allowing 90 days to pass after each investment before they sell or exchange from the fund. The fund may take action if shares are held longer than 90 days if the trading is disruptive for other reasons such as unusually large trade size. The fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the fund reserves the right to impose restrictions on purchases or exchanges at any time or conditions that are more restrictive on disruptive, excessive, or short-term trading than those that are otherwise stated in this prospectus.

Excessive trading activity is measured by the number of roundtrip transactions in a shareholder's account. A roundtrip transaction occurs when a shareholder buys and then sells shares of a fund within 30 days. Shareholders are limited to two roundtrip transactions per fund within any rolling 90-day period, subject to an overall limit of four roundtrip transactions across all Fidelity funds over a rolling 12-month period. Transactions of $1,000 or less, systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor will not count toward the roundtrip limits. For employer-sponsored retirement plans, only participant directed exchanges will count toward the roundtrip limits.

Prospectus

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity funds within any rolling 12-month period will be blocked for 85 days from additional purchases or exchange purchases across all Fidelity funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block for an 85-day period. For repeat offenders, FMR may, but does not have the obligation to, impose long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's common control at any time, other than a participant's account held through an employer-sponsored retirement plan. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Qualified wrap programs will be monitored by matching the adviser's orders for purchase, exchange, or sale transactions in fund shares to determine if the adviser's orders comply with the fund's frequent trading policies. Additions to and withdrawals from a qualified wrap program by the adviser's client will not be matched with transactions initiated by the adviser. Therefore if the adviser buys shares of a fund and an individual client subsequently sells shares of the same fund within 30 days, the client's transaction is not matched with the adviser's and therefore does not count as a roundtrip. However, client initiated transactions are subject to the fund's policies on frequent trading and individual clients will be subject to restrictions due to their frequent trading in a wrap account. Excessive trading by an adviser will lead to fund blocks and the wrap program will cease to be a qualified wrap program. If the wrap program is blocked from making additional purchases or exchange purchases of a fund because of excessive trading by the adviser the wrap program will no longer be considered qualified and any transaction whether initiated by the adviser or the client will be matched when counting roundtrips. Commencing no later than March 31, 2005, wrap account client purchases and sale transactions will be monitored under the fund's monitoring policy as though the wrap clients were fund shareholders. A qualified wrap program is: i) a program whose adviser certifies that it has investment discretion over $100 million or more in client assets invested in mutual funds at the time of the certification, ii) a program in which the adviser directs transactions in the accounts participating in the program in concert with changes in a model portfolio, and iii) managed by an adviser who agrees to give FMR sufficient information to permit FMR to identify the individual accounts in the wrap program.

The fund's excessive trade monitoring policy described above does not apply to transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund-of-fund(s) or other strategy funds, or omnibus accounts. Trustees or advisers of donor-advised charitable gift funds must certify to the fund's satisfaction that they either work from an asset allocation model or direct transactions in their accounts in concert with changes in a model portfolio and that participants are limited in their ability to influence investments by the trust. A qualified fund-of-fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the Fidelity fund's policies on frequent trading to shareholders at the fund-of-fund(s) level, or demonstrates that the fund-of-fund(s) has policies designed to control frequent trading and that they are reasonably likely to be effective as determined by the Fidelity fund's Treasurer. The adviser to the fund-of-fund(s) must also demonstrate to the Fidelity fund's Treasurer that its investment strategy will not lead to excessive trading. Strategy funds must commence monitoring for excessive trading no later than March 31, 2005. Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the fund. Short-term trading by these investors is likely to go undetected by the fund and may increase costs and disrupt portfolio management. The fund will monitor aggregate trading in qualified fund-of-funds and known omnibus accounts to attempt to identify disruptive trades, focusing on transactions in excess of $250,000. There is no assurance that these policies will be effective, or will successfully detect or deter market timing.

Prospectus

Shareholder Information - continued

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The actions of the Treasurer are periodically reviewed with the Board of Trustees.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except as provided under the fund's policies with respect to known omnibus accounts, qualified fund-of-fund(s), qualified wrap accounts, donor-advised charitable gift funds, and 30 day roundtrips.

Buying Shares

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

For example, the fund may reject any purchase orders, including exchanges, from market timers or investors that, in FMR's opinion, may be disruptive to the fund.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Prospectus

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.
  Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Shares of the fund may be bought in exchange for securities you hold that meet the fund's investment objective, policies, and limitations. Fidelity may refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange. For further information, call Fidelity at the appropriate number found in "General Information." Do not send securities to the fund or to Fidelity.

Minimums
To Open an Account	$100,000
For Fidelity Rollover IRAs	$2,500
For Fidelity Keogh accounts	$500
To Add to an Account	$2,500
For Fidelity Keogh accounts	$500
Minimum Balance	$100,000
For Fidelity Rollover IRAs	$2,000
For Fidelity Keogh accounts	$500

There is no minimum account balance or initial or subsequent purchase minimum for certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, the fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone

To Open an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."

To Add to an Account

  Exchange from another Fidelity fund. Call Fidelity at the appropriate number found in "General Information."
  Use Fidelity Money Line to transfer from your bank account. Call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Call Fidelity at the appropriate number found in "General Information" for an account application. Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

Wire

To Open an Account

  Call Fidelity at the appropriate number found in "General Information" to set up your account and to arrange a wire transaction.

To Add to an Account

  Call Fidelity at the appropriate number found in "General Information" for instructions.

Selling Shares

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  The address on your account (record address) has changed within the last 15 or 30 days, depending on your account, and you wish to sell $10,000 or more of shares;
  You are requesting that a check be mailed to a different address than the record address;
  You are requesting that redemption proceeds be paid to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $100,000 worth of shares in the account to keep it open ($2,000 for fund balances in Fidelity Rollover IRAs and $500 for fund balances in Fidelity Keogh accounts), except accounts not subject to account minimums.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.
  Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

To sell shares issued with certificates, call Fidelity for instructions. The fund no longer issues share certificates.

Key Information
Phone

All Account Types

  Call Fidelity at the appropriate number found in "General Information" to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account. Call Fidelity at the appropriate number found in "General Information."
  Exchange to other Fidelity funds. Call Fidelity at the appropriate number found in "General Information."

Retirement Account

  If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information."

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

Retirement Account

  The account owner should complete a retirement distribution form. If you have invested through an employer-sponsored retirement plan, call your employer or call Fidelity at the appropriate number found in "General Information" to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Prospectus

Shareholder Information - continued

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder you have the privilege of exchanging shares of the fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before exchanging into a fund, read its prospectus.
  The fund you are exchanging into must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering regulations and other federal regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify the exchange privilege in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features are available to buy and sell shares of the fund.

Prospectus

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it.
  Call Fidelity at the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  To add the wire feature or to change the bank account designated to receive redemption proceeds at any time prior to making a redemption request, you should send a letter of instruction, including a signature guarantee, to Fidelity at the address found in "General Information."

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call the appropriate number found in "General Information" before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $500
  Maximum purchase: $100,000

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed, even if more than one person in a household holds shares of the fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

Prospectus

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

If your account balance falls below $100,000 ($2,000 for fund balances in Fidelity Rollover IRAs and $500 for fund balances in Fidelity Keogh accounts) for any reason, including solely due to declines in NAV, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed. Accounts not subject to account minimums will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally pays dividends in April, July, October, and December and pays capital gain distributions in April and December.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available for the fund:

1. Reinvestment Option. Your dividends and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gain distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

Prospectus

Shareholder Information - continued

3. Cash Option. Your dividends and capital gain distributions will be paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Prospectus

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is the fund's manager. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.

As of March 31, 2005, FMR had approximately $9.1 billion in discretionary assets under management.

Pursuant to an SEC exemptive order, FMR intends to act as a manager of managers, meaning that FMR has the responsibility to oversee sub-advisers and recommend their hiring, termination, and replacement. Subject to approval by the Board of Trustees but without shareholder approval, FMR may replace or hire unaffiliated sub-advisers or amend the terms of their existing sub-advisory agreements, if any. In the event of approval of a new unaffiliated sub-adviser, you will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.

As the manager, FMR is responsible for handling the fund's business affairs.

Geode Capital Management, LLC (Geode), at 53 State Street, Boston, Massachusetts 02109, serves as a sub-adviser for the fund. Geode chooses the fund's investments and places orders to buy and sell the fund's investments.

As of March 28, 2005, Geode had approximately $41.9 billion in discretionary assets under management.

FMR Co., Inc. (FMRC) serves as a sub-adviser for the fund. FMRC may provide investment advisory services for the fund.

FMRC is an affiliate of FMR. As of March 31, 2005, FMRC had approximately $630.1 billion in discretionary assets under management.

The fund is managed by Geode, a sub-adviser to the fund. Jeffrey Adams is the lead portfolio manager of the fund. Amitabh Dugar is a portfolio manager of the fund and Patrick Waddell is the assistant portfolio manager of the fund.

Jeffrey Adams has been a Senior Portfolio Manager with Geode Capital Management, LLC ("Geode") since 2003. He has served as the Lead Portfolio Manager of the fund, as well as for seven other registered investment companies, since January 2004. Mr. Adams has oversight responsibility for all index funds managed by Geode and is responsible for quantitative research and new product development. Mr. Adams was employed by State Street Global Advisors from June 1989 to June 2003 where he served as a Portfolio Manager for over seven years before joining Geode.

Amitabh Dugar has been a Quantitative Analyst and Portfolio Manager with Geode since 2003. Dr. Dugar's responsibilities include acting as corporate actions analyst and conducting quantitative research for all Geode funds. Prior to joining Geode, Dr. Dugar was a Global Investment Manager at PanAgora Asset Management from 2000 to 2003. Prior to that, Dr. Dugar was a Quantitative Analyst at Grantham Mayo Van Otterloo & Company from 1997 to 2000.

Prospectus

Fund Services - continued

Patrick Waddell has been an Assistant Portfolio Manager with Geode since 2004. He has served as the Assistant Portfolio Manager of the fund, as well as for the seven other registered investment companies, since February 2004. He serves as the performance attribution analyst for Geode managed index funds and is responsible for monitoring the Geode managed index funds' daily cash flows, quantitative research and new product development. Prior to joining Geode, Mr. Waddell was employed by Fidelity from December 1997 to February 2004 and served as a Senior Portfolio Assistant from 2002 to 2004.

The Statement of Additional Information (SAI) provides additional information about the compensation, any other accounts managed, and any fund shares held by Jeffrey Adams, Amitabh Dugar, and Patrick Waddell.

The fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month. FMR pays all other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.10% of its average net assets. Prior to March 1, 2005, the fund's annual management fee rate was 0.24% of its average net assets.

For the fiscal year ended February 28, 2005, the fund paid a management fee of 0% of the fund's average net assets, after reimbursement.

FMR pays FMRC for providing sub-advisory services.

FMR pays Geode for providing investment management services.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease the fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes the fund's shares.

Intermediaries, including retirement plan sponsors, service-providers and administrators, may receive from FMR, FDC and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of shares of the fund. These payments are described in more detail in the SAI.

The fund has adopted a Distribution and Service Plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, including retirement plan sponsors, service-providers and administrators, that provide those services. Currently, the Board of Trustees has authorized such payments.

Prospectus

Any fees paid out of the fund's assets on an ongoing basis pursuant to the Plan may increase the cost of your investment and may cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights table is intended to help you understand the fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with the fund's financial highlights and financial statements, is included in the fund's annual report. A free copy of the annual report is available upon request.

Selected Per-Share Data and Ratios

Years ended February 28,	2005	2004 E	2003	2002	2001
Selected Per-Share Data
Net asset value, beginning of period	$ 40.67	$ 29.87	$ 39.26	$ 44.04	$ 48.52
Income from Investment Operations
Net investment income (loss) B	.77 C	.55	.51	.50	.52
Net realized and unrealized gain (loss)	1.98	10.79	(9.39)	(4.76)	(4.47)
Total from investment operations	2.75	11.34	(8.88)	(4.26)	(3.95)
Distributions from net investment income	(.74)	(.54)	(.51)	(.49)	(.53)
Distributions from net realized gain	-	-	-	(.03)	-
Total distributions	(.74)	(.54)	(.51)	(.52)	(.53)
Net asset value, end of period	$ 42.68	$ 40.67	$ 29.87	$ 39.26	$ 44.04
Total Return A	6.85%	38.29%	(22.79)%	(9.69)%	(8.26)%
Ratios to Average Net Assets D
Expenses before expense reductions	.40%	.40%	.39%	.40%	.39%
Expenses net of voluntary waivers, if any	.14%	.19%	.19%	.19%	.19%
Expenses net of all reductions	.14%	.19%	.19%	.18%	.17%
Net investment income (loss)	1.91% C	1.55%	1.51%	1.23%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$ 21,133	$ 18,562	$ 12,349	$ 15,963	$ 16,846
Portfolio turnover rate	5%	5%	6%	4%	12%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 1.61%.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

E For the year ended February 29.

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Appendix - continued

Additional Performance Information

Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization. The Lipper S&P 500 Classification Funds Average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The following information compares the performance of the fund to an additional Lipper comparison category.

Average Annual Returns

For the periods ended December 31, 2004	Past 1 year	Past 5 years	Past 10 years
Spartan U.S. Equity Index	10.73%	-2.43%	11.87%
Lipper S&P 500 Classification Funds Average	10.21%	-2.82%	11.59%

If FMR were to reimburse certain expenses, returns would be higher during these periods.

Prospectus

Additional Information About the Index

S&P® does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by licensee, owners of the product, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The product is not sponsored, endorsed, sold, or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed, and calculated by S&P without regard to the licensee or the product. S&P has no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the product to be issued or in the determination or calculation of the equation by which the product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the product.

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Prospectus

Notes

Notes

Notes

Notes

Notes

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-05251

Spartan, Fidelity Investments & (Pyramid) Design, FAST, and Fidelity Money Line are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

1.768903.103 UEI-pro-0405